UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2017

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 25, 2017, Ronald T. Lindsay, Senior Vice President and General Counsel of SCANA Corporation, announced his retirement effective July 1, 2017.

(e) In connection with his retirement, Mr. Lindsay is eligible to receive customary payments under the terms of applicable company plans. In addition, Mr. Lindsay is expected to enter into an agreement with our subsidiary, SCANA Services, Inc., pursuant to which he will provide independent consulting services and for which he will receive, subject to certain terms and conditions, payments equivalent to his current base and incentive compensation through December 31, 2017.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At our annual meeting of shareholders held on April 27, 2017, the following matters were voted upon by the holders of our common stock.

1.	The following directors were elected for terms expiring at our 2020 annual meeting of shareholders.

Nominee	Votes For	Authority Withheld	Broker Nonvotes
John F.A.V. Cecil	95,265,832	1,512,240	26,105,966
D. Maybank Hagood	92,362,868	4,415,204	26,105,966
Alfredo Trujillo	93,417,870	3,360,202	26,105,966

2.	Advisory (non-binding) vote to approve the compensation of our named executive officers.

Votes For	89,708,053
Votes Against	5,862,619
Abstentions	1,207,400
Broker Nonvotes	26,105,966

3.	Advisory (non-binding) vote on the frequency of future advisory votes on the compensation of our named executive officers.

One Year	80,982,777
Two Years	771,772
Three Years	13,838,507
Abstentions	1,185,016
Broker Nonvotes	26,105,966

4.	The appointment of Deloitte & Touche LLP as our independent registered public accounting firm was approved.

Votes For	120,827,580
Votes Against	1,595,238
Abstentions	461,220
Broker Nonvotes	0

5.
Amendments to our Articles of Incorporation to declassify the Board of Directors and provide for the annual election of all directors. This proposal did not receive the affirmative vote of at least 80% of all outstanding shares of our common stock, which outstanding shares totaled 142,916,917 as of the record date, as required by our Articles of Incorporation; therefore, such amendments were not adopted.

Votes For	93,761,097
Votes Against	2,224,587
Abstentions	792,388
Broker Nonvotes	26,105,966

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

Date: April 28, 2017	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller